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                                                                    EXHIBIT 10.5

                             VIEWSTAR CORPORATION
                       MANAGEMENT INCENTIVE PLAN SUMMARY
                               ($ in thousands)


                                             OPERATING           TOTAL 1996
        PLAN ACHIEVEMENT     REVENUE         PROFIT*                MIP
           PERCENTAGE        FUNDING         FUNDING              FUNDING
        ------------------------------------------------------------------
         70%                 $    -            $126               $   126
         80%                 $    -            $144               $   144
         90%                 $  198            $162               $   360
        100%                 $  220            $181               $   400
        110%                 $  242            $199               $   440
        120%                 $  264            $217               $   480

  * Before MIP accrual, interest, taxes, and severance.

  No payments on the revenue component are made below 90% achievement. Payments scale above 120% on a straight line basis.